FINANCIAL INCOME (EXPENSE), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Other Income and Expenses [Abstract]
Interest income	$ 45,672	$ 34,547	$ 22,643
Amortization of issuance costs related to the Convertible Senior Notes	(1,996)	(1,280)	(1,284)
Exchange rate gain (loss), net	7,443	(4,186)	1,303
Discrete tax reserve release linkage impact	(981)	0	0
Bank charges	(320)	(334)	(226)
Total	$ 49,818	$ 28,747	$ 22,436